SECURITIES AND EXCHANGE COMMISSION
                       Washington, D. C. 20549


                            FORM 8-K

                         Current Report

                 Pursuant to Section 13 or 15 (d) of
                the Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported): January 19, 2000

                               LINCOLN LOGS LTD.
   (Exact name of small business issuer as specified in its charter)


  New York                          01-12172              14-1589242
 (State or other jurisdiction of   (Commission File   (I.R.S. Employer
  incorporation)                     Number)        Identification No.)


  5 Riverside Drive, Chestertown, New York                     12817
  (Address of principal executive offices)                   (Zip Code)

                                  (518) 494-5500
                           (Issuer's telephone number)


                                      N/A
         (Former name or former adderss, if changed since last report)

Item 4.   Change in Registrant's Certifying Accountant.


On January 18, 2000, Lincoln Logs,Ltd. (the "Company") engagged
PricewaterhouseCoopers LLP to be the Company's independent public accountant for the fiscal year ending January 31, 2000.























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


                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   LINCOLN LOGS LTD.


                                    /s/ William J. Thyne
                                   ------------------------
                                   William J. Thyne
                                   Chief Financial Officer



                                   Date: January 19, 2000







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